Exhibit 99.1

 Investor Presentation  October 2018

   How to Find Us  Moving Infrastructure Forward — Investor Presentation, October 2018  2  Investor ContactInvestorResources@arcosa.com  NYSE tickerACA  Our websitewww.arcosa.com  HeadquartersArcosa, Inc.500 North Akard StreetDallas, Tx 75201

Agenda

1:00 - 1:05	**Introduction:** Gail Peck, SVP, Finance & Treasurer
1:05 -1:25	**Opening Remarks & Strategic Roadmap:** Antonio Carrillo, President & CEO
1:25 - 1:45	**Construction Products Overview:** Reid Essl, President, Construction Products
1:45 - 2:05	**Energy Equipment Overview:** Kerry Cole, President, Energy Equipment
2:05 - 2:25	**Transportation Products Overview:** Jess Collins, President, Transportation Products
2:25 - 2:40	**Financial Overview and Capital Allocation:** Scott Beasley, CFO
2:40 - 2:50	**Closing Remarks:** Antonio Carrillo, President & CEO
2:50 - 3:30	**Q&A**
3:30	**Breakout Sessions**

3 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

   Today’s presenters  Moving Infrastructure Forward — Investor Presentation, October 2018  4  Antonio Carrillo  Reid Essl  Kerry Cole  Jess Collins  Scott Beasley  President & Chief Executive Officer  President, Construction Products  President, Energy Equipment  President, Transportation Products  Chief Financial Officer

 Forward Looking Statements  Moving Infrastructure Forward — Investor Presentation, October 2018  5  Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements about the anticipated separation of Trinity Industries, Inc. (NYSE: TRN) into two separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, future financial and operating performance of each company, benefits and synergies of the spin-off transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Arcosa believes or anticipates will or may occur in the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and, except as required by federal securities laws, Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Arcosa’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed spin-off transaction will be completed, that the Trinity’s Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that Trinity will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s or Arcosa’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Arcosa’s Form 10 filing and Trinity’s Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

 Agenda  Company overview and strategic roadmapBusiness segment highlightsFinancial overview and capital allocation strategyLeadership team   Moving Infrastructure Forward — Investor Presentation, October 2018  6

       Enhances Focus of Each Company  Arcosa to focus on growing market opportunities in infrastructure spendingTrinity Industries to operate integrated rail leasing, manufacturing, and services business  Moving Infrastructure Forward — Investor Presentation, October 2018  7  Enables Each Company to Optimize Capital Structure  Enables Arcosa and Trinity to Pursue Distinct Growth Strategies  Strategic Rationale  For the separation of Arcosa from Trinity Industries

   Moving Infrastructure Forward — Investor Presentation, October 2018  8  $182MEBITDA  ~$200MCash at spin, with no material debt  $1.4BRevenue  Arcosa By the Numbers  A new public company with an established operating history and financial flexibility  ~40Operating Locations across N. America  $119MOperating Profit  85+Years of Operating History  Note: Revenue, Operating Profit, and EBITDA are LTM 06/30/2018. See EBITDA reconciliation in Appendix

   Established businesses with additional potential to thrive in Arcosa’s new structure  Moving Infrastructure Forward — Investor Presentation, October 2018  9    Revenue  Note: Revenue is LTM 06/30/2018    $785M  ENERGY  WIND TOWERS  UTILITY STRUCTURES  STORAGE TANKS    $353M  COMPONENTS  BARGES  TRANSPORTATION    CONSTRUCTION  $288M  AGGREGATES  SPECIALTY MATERIALS  CONSTRUCTION SITE SUPPORT  Markets

   Moving Infrastructure Forward — Investor Presentation, October 2018  10  Investment Case  Stage 1 plan underway to execute on our long term vision  Established businesses with additional potential to thrive in Arcosa’s new structure  Barge recovery to provide near term growth  Experienced leadership team with a common vision  Expected Revenue and EBITDA growth in 2019  Broad infrastructure market exposure creates opportunities for growth and strategic optionality

 Moving Infrastructure Forward — Investor Presentation, October 2018  11  Long term vision for Arcosa  Improve returns on invested capital  Grow in attractive markets where we can achieve sustainable competitive advantages  Reduce the complexity and cyclicality of the overall business

           Stage 1 Priorities  Moving Infrastructure Forward — Investor Presentation, October 2018  12  Grow Construction Products organically and through acquisitions  Expand Transport-ation Products organically as barge and rail markets recover  Improve Energy Equipment’s operational performance while pursuing disciplined growth  Operate a flat and responsive corporate structure

Broad infrastructure market exposure creates growth opportunities across construction, energy, and transportation

Go to Marine

Replacement of aging infrastructure

- Recent estimates suggest that improving U.S. infrastructure to an "adequate state" requires a total investment of approximately $4.6 trillion from 2016 to 2025

New infrastructure spending to meet population growth

- Long-term population growth in key Southwest geographies is expected to exceed U.S. growth rates
- Additionally, population growth in Mexico and other Latin American countries is expected to positively impact future infrastructure spending

Changing energy landscape

- Shifting trends in the global energy landscape expected to benefit Arcosa, including:
  - Increased adoption of renewables
  - Increased U.S. oil & gas production, driven by shale basins

Recovery in key transportation markets

- Early signs of recovery in barge and rail markets
- Arcosa is well-positioned to benefit from a market recovery in these areas

Sources: American Society of Civil Engineers, Oxford Economics

13 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

A separation that provides the foundation for a strong future

Liquidity to fund growth opportunities

- ~$200M of cash, plus expect $400M revolving credit facility
- Healthy free cash flow and relatively light capital intensity

Healthy balance sheet

- No material debt at time of spin
- No material contingent liabilities

Independent structure

- Trinity to distribute 100% of shares to Trinity shareholders
- No overlapping directors
- New headquarters

Note: Free cash flow defined as cash provided by operating activities less capex

14 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Stage 1 Priorities

Actions completed or underway

Grow Construction Products	▪ Pursuing pipeline of acquisitions across aggregates, specialty materials, and construction site support
Improve Energy Equipment	▪ Extending Continuous Improvement program from Wind Towers to rest of Energy Equipment ▪ In process of divesting certain businesses in "Other" Energy Equipment
Expand Transportation Products	▪ Preparing barge plants for increased production in 2019, including potential re-opening of idle plants ▪ Expanding components business to new customers and markets
Operate a flat corporate structure	▪ Outsourced certain corporate functions as part of separation ▪ Streamlined corporate structure to reduce layers

2019 EBITDA guidance of $180-195M

See EBITDA reconciliation included in Appendix for reconciliation to 2019 Net Income range of $81-89M

15 / Moving Infrastructure Forward — Investor Presentation, October 2018

ARCOSA

 Agenda  Company overview and strategic roadmapBusiness segment highlightsFinancial overview and capital allocation strategyLeadership team  16  Moving Infrastructure Forward — Investor Presentation, October 2018

 CONSTRUCTION PRODUCTS

 Long term demand drivers are positive across the segmentOur businesses have competitive advantages in compelling markets that lead to attractive margins and returnsCompetitive pricing in certain products can be mitigated over time by margin expansion potential in othersFragmented markets with significant consolidation and acquisition opportunities    Construction Products Summary  Moving Infrastructure Forward — Investor Presentation, October 2018  18

Construction Products Segment Overview

PRODUCTS


AGGREGATES

Natural sand, gravel and limestone base


SPECIALTY MATERIALS

Shale & clay expanded and hardened in a rotary kiln


CONSTRUCTION SITE SUPPORT

Steel & aluminum trench shoring products and systems

KEY FIGURES

(LTM 6/30/18)

$288M
Revenue

26%
Adjusted EBITDA **Margin**

$30B+
Estimated **annual** market size

REVENUE

by product type ($M)


Construction site support
71
(25%)
217
(75%)
Aggregates and specialty materials

Note: Aggregates and Specialty Materials grouped as "Construction Aggregates" in Financials. Construction Site Support classified as "Other".
See Adjusted EBITDA reconciliation in Appendix to reconcile Adjusted EBITDA margin with Operating Profit margin of 19%.

19 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Construction Products Market Outlook

Long term demand drivers across the segment are positive, driven by both private and public demand

Key private demand drivers

- Residential / Commercial / Industrial construction activity driven by:
  - Population growth
  - Household income and wage growth
- Regulatory / safety compliance
- Pipeline construction to meet growing domestic oil and gas production

Key public demand drivers

- Public highway spending
  - — Multi-year federal transportation bill (FAST Act)
  - — State-level funding
- Public non-residential construction
- Public awareness of need to invest in infrastructure, driven by unsustainably low public investment in infrastructure

20 / Moving Infrastructure Forward — Investor Presentation, October 2018

ARCOSA

   Aggregates Overview  Aggregates business operates in favorable Texas and Gulf Coast markets, with opportunities to expand in this fragmented industry    Population and GDP growth in the “Texas Triangle” projected to outpace the national average from 2018-2025Texas Department of Transportation’s (TXDOT) Unified Transportation Plan anticipates $75 billion in infrastructure spending over the next 10 yearsAppealing attributes have brought additional competition and supply          Dallas-Ft Worth market    Houston-Gulf Coast market  Central Texas market    Operate 11 locations across 3 importantmarkets in Texas and the Gulf Coast  Attractive market fundamentals in Texas and Gulf Coast markets  Source: Oxford Economics, TXDOT UTP (2019)  Moving Infrastructure Forward — Investor Presentation, October 2018  21

   Aggregates Competitive Advantages  We have developed a number of competitive advantages that help us generate strong returns        Strategically located reserves in fast growing Texas & Gulf Coast markets  Deep customer relationships with major concrete producers & construction companies  Intimate knowledge of land and operating companies in our markets  Operating expertise in mining and processing materials  Regional production scale  Track record of organic and acquisition growth    AGGREGATES        Moving Infrastructure Forward — Investor Presentation, October 2018  22

Aggregates Growth Opportunities

The aggregates business has attractive growth opportunities

Fragmented industry creates opportunities

- $23B aggregates market size in the U.S.
- More than 5,500 producers manage ~10,000 operations
- ~60% of aggregate plants are privately-held
- The 20 largest sand and gravel producers represent only ~30% of U.S. production

Our relationships and operating experience lead to a pipeline of operating company opportunities

- Arcosa's team has been operating in Texas since the early 1990s
- Relationships with privately-held operating companies in and adjacent to our key markets

We also pursue reserve acquisitions to build strategic advantages

- Full time geology team working to identify and acquire natural aggregate reserves
- Flexibility to acquire raw land when reserves offer more value than buying operating companies
- Expertise in creating mining plans and constructing aggregates plants

Sources: NSSGA, USGS

23 / Moving Infrastructure Forward — Investor Presentation, October 2018
ARCOSA

   Specialty Materials Overview  Specialty lightweight aggregates business has geographic and end market diversity                                                                                                                                    We operate 7 lightweight aggregate locations across the United States  Road and bridge construction  Residential/ commercial  Environmental / Horticulture  Other specialty markets    Nationwide Footprint  Diverse End Markets  Moving Infrastructure Forward — Investor Presentation, October 2018  24  Pre-cast products, stone veneer, rooftile, baseball infield conditioner

   Lightweight Aggregates Competitive Advantages  Our competitive advantages help us serve customers and generate strong returns        Nationwide footprint to cost-effectively serve customers across the country  Specialized technical sales force to work with customers on lightweight material applications  Proven acquisition and integration expertise  Processing expertise in critical rotary kiln operations  Reserves in close proximity to processing plants    LIGHTWEIGHTAGGREGATES        Moving Infrastructure Forward — Investor Presentation, October 2018  25

         Specialty Materials Growth Opportunities  We see attractive acquisition opportunities to expand our specialty materials platform  Value-Added Processing  Diverse or Specialized End Markets  Specialty Materials > $4 Billion Market Opportunity  Mining of Unique Materials  Moving Infrastructure Forward — Investor Presentation, October 2018  26  Source: Private 3rd Party Data

Aggregates and Specialty Materials Growth

Track record of disciplined acquisitions to expand aggregates and specialty materials platforms



Combined Aggregates and Specialty Materials Revenue
$ Millions
65
113
152
192
213
205
217
2012
2013
2014
2015
2016
2017
LTM 06/30/2018
Asset swap for multiple lightweight aggregates operating plants
Acquisition of multiple lightweight aggregates operating plants
Acquisition of multiple lightweight aggregates operating plants

Source: Arcosa financials (2015-LTM 6/18); Trinity financials (2012-2014)

27 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

   Construction Site Support Overview  Trench shoring is a growing platform, driven by nationwide infrastructure spending and regulatory and safety standards  Diverse Product Portfolio      Shoring products apply pressure to the walls of a trench or hole  Increasing focus on worker safety and OSHA compliance  Growing End Markets  Road and bridge construction  Water and sewer construction  Utility construction (Gas / Electric)  Pipeline construction & inspection  Moving Infrastructure Forward — Investor Presentation, October 2018  28

   Trench Shoring Competitive Advantages  Our trench shoring business has a number of competitive advantages that help us serve customers        Industry-leading manufacturing capacity  Manufacturing experience to meet stringent job site requirements  Reputation for innovation  Track record of value-creating acquisitions  Deep customer relationships  Technical expertise for unique projects    SHORING        Moving Infrastructure Forward — Investor Presentation, October 2018  29

Trench Shoring Products Growth Opportunities

We have built a platform in construction site support, and have attractive growth opportunities

2012	2017	Future Growth
PRO-TEC EQUIPMENT; GME	EFFICIENCY PRODUCTION America's Trench Box Builder™	CONSTRUCTION SITE SUPPORT
Initial acquisition of 2 market-leading brands in the trench shoring industry	**Acquisition of additional trench shoring manufacturer**	**Potential areas of growth** ▪ Organic investments to expand geographic reach ▪ Additional bolt-on acquisitions – Companies that expand our product offering and end markets served – Companies that grow our geographic reach

30 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

 Three well-established business units serving the construction industryBalanced product portfolio with organic growth potential through product adjacencies and geographical expansionFragmented market with significant consolidation and acquisition opportunities in aggregates and specialty materials     Construction Products Summary  Moving Infrastructure Forward — Investor Presentation, October 2018  31  Grow Construction Products

 ENERGYEQUIPMENT

Energy Equipment Summary

- Dynamic energy landscape with varied trends across our product lines
- Competitive manufacturing and sourcing advantages give us foundation for growth
- Stage 1 priorities focused on margin improvement
  - — Extending continuous improvement program from Wind Towers to rest of Energy Equipment
  - — In process of divesting certain businesses in “Other” Energy Equipment
  - — Realigned management team
- Platforms provide acquisition opportunities

33 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Energy Equipment Segment Overview

Products


WIND TOWERS


UTILITY STRUCTURES

Storage


RESIDENTIAL/COMMERCIAL/
AGRICULTURAL
STORAGE


INDUSTRIAL SCALE & FIELD
ERECTED STORAGE

Key figures

(LTM 6/30/18)

$785M
Revenue

12%
Adjusted EBITDA
Margin

Revenue

by product type ($M)


Storage tanks
and other
200
(25%)
585
(75%)
Utility structures
and wind towers

$780M Backlog in Utility Structures and Wind Towers as of 06/30/18

See Adjusted EBITDA reconciliation in Appendix to reconcile to Operating Profit Margin of 8%

34 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Energy Equipment Segment Overview







	Wind towers	Utility structures	Storage tanks
Footprint	▪ 4 manufacturing plants currently producing wind towers in US and Mexico	▪ 6 manufacturing plants currently producing utility structures in US and Mexico	▪ 3 manufacturing locations producing energy storage products in US and Mexico
Value proposition	▪ A leading manufacturer of wind towers in North America, having produced >12,000 towers ▪ Low cost manufacturing platform dedicated to operational excellence ▪ Long-term relationships with industry leaders ▪ Strong relationships with steel mills ▪ ISO 9001:2015	▪ A leading provider of engineered, tubular and lattice steel structures for electricity transmission and distribution ▪ Original pioneer of tubular steel transmission structures, known for long history of innovation ▪ Experienced engineering team supported by proprietary software and a full-scale testing facility ▪ Highly valued alliances with leading utility customers ▪ ISO 9001:2015	▪ Reputation for quality built on decades of service ▪ Access to Mexico manufacturing platform ▪ Flexible platform to respond to different types of storage needs ▪ ISO 9001:2015

35 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

   Moving Infrastructure Forward — Investor Presentation, October 2018  36        Premier steel sourcing capabilities  Engineering expertise  Continuous Improvement Program in Wind Towers, expanding to rest of Energy Equipment  Low cost manufacturing platform in the US and Mexico  Manufacturing flexibility and broad product lines  Long term customer relationships    ENERGYEQUIPMENT        Energy Equipment Competitive Advantages  Our energy equipment businesses have competitive advantages that position us well to take advantage of the dynamic market

   Dynamic energy landscape with varied trends across our product lines  Long term potential of new technologies to shift the current transmission and distribution model   Fundamentals of the power transmission industry remain positive, driven by reliability, renewables, and reducing congestion   Abundance of low-cost natural gas in the US changing energy flows and petrochemical investments  Renewable power generation growth expected to remain strong in the medium term and become a more market driven business in the long term  Moving Infrastructure Forward — Investor Presentation, October 2018  37

Wind Power Market Outlook

Wind power is already competitive in the regions that we serve

Wind is projected to be competitive on an unsubsidized basis in 22 states by 2022 …



(USD/MWh)
0
20
40
60
80
100
120
Southeast
Northeast
Mid-Atlantic
West
California
Midwest
Plains
Pacific NW
Texas
Delivered natural gas price (USD/MMBtu)
2
3
4
2017*
2022
2026
US 2017 natural gas LCOE by gas price

…resulting in a market driven business model

- Industry forecasts show drop in wind power installations in 2021, as the 2015 extension of the US Production Tax Credit begins to phase out
- Magnitude of the projected drop is uncertain, and depends on a number of factors, including:
  - — Levelized cost of energy vs. other sources of generation, particularly natural gas and solar
  - — Renewable Energy Standards at the US state level
  - — Federal climate change policy
  - — Speed of coal plant retirements
  - — Overall load growth
  - — Foreign tower imports
  - — Future US offshore market

Source: MAKE Consulting (2017 North America Wind Power Outlook)

38 / Moving Infrastructure Forward — Investor Presentation, October 2018

Storage Tank Market Outlook

Storage tanks serve a diverse group of markets, with higher growth potential in industrial and field-erected storage

RESIDENTIAL / COMMERCIAL / AGRICULTURAL STORAGE



- Aboveground and underground propane tanks
- Vertical tanks and cylinders

MOBILE STORAGE AND TRANSPORTATION





- LPG bobtails
- Large truck transports

INDUSTRIAL-SCALE STORAGE



Storage tanks for gas and liquids, including:

- Liquefied petroleum gases
- Natural gas liquids
- CO_2
- Nitrogen
- Anhydrous ammonia (NH_3)
- Chlorine
- Refrigerant gases

FIELD-ERECTED STORAGE





- Pressurized storage spheres
- Field-erected API storage tanks

39 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

 Customized tubular steel structures for transmission lines from 69kV to 765kV voltages; highest level of engineering  Tubular steel alternative to transmission class, wood poles  Structures used for the highest voltages, as a lower cost solution when there are less stringent right-of-way requirements  Tapered tubular structures designed for medium and high-voltage transmission    Moving Infrastructure Forward — Investor Presentation, October 2018  40  Engineered Poles  Light duty poles (pre-engineered)  Lattice towers  Substation structures  Utility Structures Overview  Our broad product portfolio and experienced engineering team enable us to meet a wide variety of customer needs

       Reliability, renewables, and reducing congestion continue to drive transmission investment…  …and industry forecasts point towards robust spending in the next several years  Other  Reliability  Renewables integration  Economics/congestion  1%  13%  Source: NERC Long Term Reliability Assessment (2017)  Source: C3 Group (2018); projections from 2019-2022 tend to have upward revisions as projects are confirmed  Moving Infrastructure Forward — Investor Presentation, October 2018  41  Utility Structures Market Outlook  Fundamentals of the power transmission industry remain positive  32  2010  2009  2008  2011  2012  2013  2014  2015  2016  2017  2018  2019  31  2020  31  2021  2022  15  16  18  19  24  29  30  30  31  30  30  30  Total U.S. and Canada Electric Transmission: Reported Capital Expenditures$ Billions      Actual  Forecast  Primary Drivers for New Transmission Projects

   Top Level Matrix  Second Level Matrix  Bowling Chart  Action Plans  Operating KPI’s  Countermeasures  Continuous Improvement Program  We are expanding our lean successes from Wind Towers to the rest of Energy Equipment to improve performance  Moving Infrastructure Forward — Investor Presentation, October 2018  42  We implemented our continuous improvement program in Wind Towers in 2013…  Increased plant capacity by more than 30% Achieved customer on-time delivery of 100% Achieved zero-dollar warranty cost by 2017Reduced days away, restricted or transferred (DART) by more than 70%  …the program has produced solid improvements…  Wind Towers (2013)Utility Structures (First Half 2018)Storage Tanks (Second Half 2018)  …and we are expanding the program to the rest of Energy Equipment

   Moving Infrastructure Forward — Investor Presentation, October 2018  43        Maintain manufacturing flexibility to address future market dynamics and product expansion  Monitor opportunities for US offshore wind market  Margin growth through Continuous Improvement initiatives  Pursue organic growth and bolt-on acquisition opportunities  Monitor new technologies and trends that could shift the current transmission model  Build on current strong alliances with leading utilities and customers    ENERGYEQUIPMENT        Strategic Focus for Energy Equipment

Summary

Improve Energy Equipment

- Our competitive advantages provide foundation for long term growth
- Stage 1 plans already in process to improve margins
- Dynamic energy landscape generates opportunities for disciplined organic and acquisition growth

44 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

 TRANSPORTATIONPRODUCTS

 Market leadership in barge and rail markets that are critical to infrastructureBusinesses with competitive advantages that produce healthy cash flow and deliver strong returnsBarge recovery to provide growth in the near termAdditional growth opportunities by expanding product lines    Transportation Products Summary  Moving Infrastructure Forward — Investor Presentation, October 2018  46

Transportation Products Segment

Established brands and products primed for growth as transportation markets recover

PRODUCTS



TANK BARGES
HOPPER BARGES
FIBERGLASS COVERS
RAILCAR AXLES
RAILCAR COUPLING DEVICES
INDUSTRIAL & MINING COMPONENTS

KEY FIGURES

(LTM 6/30/18)

$353M
Revenue

16%
Adjusted EBITDA **Margin**

$5B+
Estimated **annual** market size

REVENUE

by product type ($M)



Barges
136
(38%)
217
(62%)
Components

$198M Backlog in Barges as of 06/30/18

See Adjusted EBITDA reconciliation in Appendix to reconcile with Operating Profit Margin of 11%

47 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Transportation Products Operating Overview

	COMPONENTS	BARGES
	 	 
Footprint	▪ 3 manufacturing facilities in the United States	▪ 4 manufacturing facilities along the inland river system, plus additional barge cover facilities
Value proposition	▪ A leading manufacturer of steel components for rail transportation. Primary product lines include railcar coupling devices, railcar axles, and circular forgings ▪ Modernized foundries in the US, with global sourcing capabilities to supplement production ▪ Specialized intellectual property ▪ Capacity to serve rail and industrial markets throughout cycles	▪ Industry-leading inland barge manufacturing capacity, with proven ability to operate in cyclical markets ▪ Flexibility to shift between barge types ▪ Long-term relationships with leading barge operators ▪ Strong relationships with steel mills ▪ Also provide fiberglass barge covers and a full line of deck hardware to the marine industry

48 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Components Overview

Arcosa's components businesses are market leaders with well-established products and reputations

	CASTINGS	FORGINGS
Brands	McConway & Torley	Standard Forged Products, LLC; McKees Rocks Forgings
Primary Products	▪ Railcar couplers and related products ▪ Industrial and mining castings 	▪ Axles for freight, tank, and passenger railcars ▪ Crane wheels ▪ Industrial wheels ▪ Gear blanks 
End markets	▪ New railcar market ▪ Maintenance railcar market ▪ Mining and industrial markets	▪ New railcar market ▪ Maintenance railcar market ▪ Mining and industrial markets

49 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

         Modernized foundries in U.S.  Dedicated forging equipment  Global sourcing capabilities  Specialized intellectual property  Capacity to serve rail and industrial markets through cycles  Long term sales agreements with TrinityRail    COMPONENTS        Moving Infrastructure Forward — Investor Presentation, October 2018  50  Components Competitive Advantages  Our components businesses have unique capabilities to deliver value to customers

Long term Sales Agreements with *TrinityRail*

Agreements provide production visibility and time to grow new customer base

- Long term sales agreements with *TrinityRail* provide production visibility and time to grow new customer base
- Agreements with *TrinityRail* have an annual market pricing mechanism
  - 2019 pricing will be lower than 2018, based on current competitive environment
  - Pricing will be negotiated annually
- Emerging recovery in rail market volume will help mitigate pricing pressure

51 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Barge Overview

Arcosa is an industry leader in barge manufacturing, fiberglass barge covers, and marine hardware

Primary Products

Tank barges



Hopper barges



Marine Hardware and Fiberglass covers

- Hatches
- Winches
- Castings
- Fiberglass barge covers







Primary end markets

Tank barges	Hopper barges	Marine Hardware and Fiberglass covers
▪ Refined products ▪ Petrochemicals and Chemicals ▪ Crude oil ▪ Agriculture	▪ Food and farm products ▪ Coal and coal coke ▪ Sand, gravel, and other construction products	▪ New equipment and maintenance for the marine market: Barges, Towboats, Dock facilities

52 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Barge Market Overview

The inland waterway system is a critical part of the country's infrastructure



Portland
San Francisco
Minneapolis
Chicago
Buffalo
Pittsburgh
New York City
Columbus
Cincinnati
Washington D.C.
Kansas City
St. Louis
Tulsa
Knoxville
Atlanta
Shreveport
Houston
New Orleans
Miami
Mississippi River System
Atlantic Intracoastal Waterway
Gulf Intracoastal Waterway
Columbia River System
Other waterways

- 14% of all domestic freight moves on the inland waterway system
- Waterways transport:
  - ~60% of the nation's grain exports
  - ~22% of domestic petroleum and petroleum products
  - ~20% of the coal used in electricity generation
- Inland marine transportation has valuable fuel efficiency and environmental advantages over truck and rail

Jones Act requires barges to be manufactured in the U.S.

Sources: American Society of Civil Engineers 2017 Infrastructure Report Card, Texas Transportation Institute (Jan 2017)

53 / Moving Infrastructure Forward — Investor Presentation, October 2018

ARCOSA

Barge Market Overview

Inland barges serve a diverse set of commodity markets

Dry cargo transported by inland barge, by commodity (%)



Iron / Ores / Scrap
4%
Manufactured Goods / Other
11%
Coal and Coal Coke
33%
Sand, Gravel, Stone, And Other
23%
29%
Food and Farm Products

- **Total hopper barge fleet:** 18,819 barges
- **Average age:** 14.6 years
- **Recent softness from oversupply of dry barges, but replacement demand as fleet continues to age**

Liquid cargo transported by inland barge, by commodity (%)



Agricultural
1%
Petrochemicals and Chemicals
22%
Refined Products
58%
19%
Black Oil

- **Total fleet:** 3,617 barges
- **Average age:** 14.7 years
- **Strong demand for liquid barges in last 6 months across wide variety of commodity types**

Sources: US Corps of Engineers (2016-2017), Informa Economics

54 / Moving Infrastructure Forward — Investor Presentation, October 2018

ARCOSA

         Industry-leading manufacturing capacity  Flexibility to shift between barge types  Manufacturing experience to meet stringent job site requirements  Premier steel sourcing capabilities  Longstanding relationships with leading barge operators  Experience managing through cycles    MARINE        Moving Infrastructure Forward — Investor Presentation, October 2018  55  Barge Competitive Advantages  Our barge business has a number of competitive advantages that help generate strong cash flow and returns on capital

Barge Overview

Back

Since 2010, our barge business has averaged ~$470M in revenue; even in the downturn, operating profit has been positive



Inland Barge business
$ Millions
Revenue
Adjusted EBITDA
422
75
548
113
675
132
577
104
639
124
653
128
403
54
158
14
170
12
2010
2011
2012
2013
2014
2015
2016
2017
2018(P)

- **Healthy returns on capital over the cycle, as Adj. EBITDA / Assets averaged 62% from 2010-2017**
- **Even in the significant downturn over the last several years, this business remained profitable**

Source: Trinity financials for all historical periods. 2018 Projections based on 07/26/18 Trinity Guidance. See Adjusted EBITDA reconciliation in Appendix

56 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Barge Market Outlook

Orders in the first half of 2018 have been strong, leading to expectations of significantly improved 2019

Inland Barge business

Book to Bill ratio ($ Value of Orders Signed: $ Value of Orders Produced)



Backlog Growing
Backlog Shrinking
0.1
0.4
0.3
0.2
0.8
0.4
2.3
0.2
1.9
2.7
1
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

- 3 out of last 4 quarters have had book to bill ratio significantly higher than 1.0
- Inquiry levels continue to be strong, particularly for tank barges
- Defined growth plan to re-open idle facilities if strong demand continues

Source: Trinity financials for all periods

57 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Summary

Expand Transportation Products

- Leadership positions in products critical to transportation infrastructure
- Flexible manufacturing capacity to shift rapidly to changes in demand and earn profits even in major downturns
- Stage 1 priorities underway
  - — Growth plan to re-open idle barge facilities if strong demand continues
  - — Expand components business to new customers and markets
- Additional organic and acquisition growth opportunities

58 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

 Agenda  Company overview and strategic roadmapBusiness segment highlightsFinancial overview and capital allocation strategyLeadership team  59  Moving Infrastructure Forward — Investor Presentation, October 2018

   Moving Infrastructure Forward — Investor Presentation, October 2018  60  Financial overview  Key messages  Higher revenue and EBITDA expected in 2019  Liquidity and balance sheet capacity to fund growth  Disciplined capital allocation process  Lean operating model, with focus on improving ROIC

   Revenue ($M’s)  2017  1,421  2015  1,704  LTM 6/30/18  2016  2019P  1,462  2,140  1,550-1,650  2019 Guidance  Overall EBITDA expected to be higher in 2019 than 2018, driven by barge recovery and operating improvements  EBITDA ($M’s)  2019P  2016  377  2015  196  2017  LTM 6/30/18  263  182  180-195          Energy Equipment  Transportation Products  Corporate/ Other  Construction Products  Moving Infrastructure Forward — Investor Presentation, October 2018  61  See EBITDA reconciliation included in Appendix for reconciliation to 2019 Net Income range of $81-89M

2019 Guidance

We expect EBITDA of $180-195M in 2019

Positives from 2018

- Barge recovery expected to result in higher revenue and operating margin
- Energy Equipment improvements
  - — Planned exit of certain businesses in "Other" Energy Equipment
  - — Continuous improvement program
- Continued strength in Construction Products

Challenges from 2018

- $10-15M of incremental public company costs (will be in corporate costs)
- Lower margin in Components, due to 2019 market pricing in sales agreement with TrinityRail

2019 revenue guidance: $1,550-1,650M
2019 EBITDA guidance: $180-195M

See EBITDA reconciliation included in Appendix for reconciliation to 2019 Net Income range of $81-89M

62 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Liquidity and balance sheet capacity to pursue growth

Strong Available Liquidity Position	▪ ~$200M of cash expected at separation ▪ No material outstanding debt anticipated at time of separation ▪ Unencumbered balance sheet
5-Year Credit Facility	▪ $400M five-year credit facility expected ▪ Lender group to be comprised of leading relationship banks
Appropriate Use of Leverage	▪ Long term target leverage of 2.0 – 2.5x Net Debt to EBITDA, implying $400-500M of capacity

Note: Net debt defined as Total Debt minus Cash

63 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Long Term Capital Structure

Over the long term, Arcosa expects to operate with net leverage in the 2.0x – 2.5x range, consistent with our industrial peers

Industrial peers net leverage
Net debt / LTM EBITDA



4.2x
3.8x
3.3x
3.0x
3.0x
2.8x*
2.7x
2.5x
2.4x
2.1x*
1.7x
1.5x
1.5x
1.2x
0.8x
0.1x*
(0.0x)
(1.0x)
Median: 2.3x
Peer A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
P

- No leverage at spin date
- Anticipate target long term leverage of 2.0 – 2.5x Net Debt to EBITDA
- Potential for temporary spikes to pursue strategic platform acquisitions

Source: Company filings and FactSet as of 09/10/2018
Notes: Net leverage defined as Net debt / LTM EBITDA as of 6/30/2018; Comparable companies include 18 publicly-traded companies in the construction, energy, and transportation markets

64 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Capital Allocation Priorities

Balanced capital allocation strategy across organic investments and acquisitions

Organic investments

- Balance between growth and maintenance investments
- Capital expenditures averaged ~$84M annually in 2016 and 2017
  - Construction Products: $47M (includes reserve investments)
  - Energy: $26M
  - Transportation: $11M
- Target short cash payback periods for internal investments

Acquisitions

- Invest in acquisitions that will:
  - Enhance our strategic position
  - Reduce the cyclicality of the total portfolio
- Current pipeline of potential acquisitions in construction, energy, and transportation markets
- Acquisitions likely to be a combination of bolt-ons and strategic acquisitions

Return of capital to shareholders

- Anticipate paying quarterly dividends following the distribution
- Expect share repurchase authorization

65 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Capital Allocation Priorities

How we assess potential acquisitions

Strategic alignment	Market growth potential	Profitability & returns	Market dynamics	Culture and capabilities
▪ Fit with broader strategy of growing in attractive infrastructure-related markets ▪ Re-positioning of portfolio to more stable, less cyclical profile ▪ Leverage from current manufacturing or mining/processing platforms	▪ Exposure to fast-growing submarkets within broader infrastructure market ▪ Attractive top line growth ▪ Platform for additional acquisition growth opportunities	▪ Attractive returns on invested capital over an economic cycle ▪ Current EBITDA margins ▪ Path to grow EBITDA margins	▪ Market dynamics leading to attractive returns on capital	▪ Cultural potential to thrive within Arcosa's operating model (e.g., safety, compliance, sustainability commitments) ▪ High ethics and integrity ▪ Brings additional talent to Arcosa

66 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

   67  Capital Expenditures ($M’s)  Net cash from operating activities ($M’s)  Moving Infrastructure Forward — Investor Presentation, October 2018  2015  LTM 6/30/18  2016  2017  Pre-Tax Return on Invested Capital  2015  2016  9.5%  2017  8.4%  LTM 6/30/18  15.7%  14.6%  Focus on improving ROIC  Cash generation has been healthy; focus is on improving ROIC  Working capital as % of Sales  Moving Infrastructure Forward — Investor Presentation, September 2018  LTM 6/30/18  2015  2016  2017  LTM 6/30/18  24.1%  2015  2016  21.5%  2017  17.6%  23.2%  Notes: Capex includes reserve investments in Construction Products segment. Pre-Tax ROIC defined as Income Before Income Taxes for the period divided by Average Ending Equity

Lean operating model

Actions are underway to reduce layers and make costs more variable

Guiding principles

- Reduce layers to expedite decision making and enhance connections with customers and other stakeholders
- Encourage an entrepreneurial culture
- Maintain small corporate team performing limited set of activities
- Leverage external support and technological innovation in order to increase cost flexibility (e.g., outsourced IT functions)
- Focus on improving ROIC

Corporate actions taken prior to spin

- Outsourced certain corporate functions, where appropriate
- Streamlined corporate structure to reduce layers
- Maintained best practices from Trinity

Incremental independent public company costs expected to be $10-15M per year, but actions underway to offset these costs in the medium term

68 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

   As a leadership team, we are committed to building a culture of trust with our investors, analysts, and other stakeholders  Moving Infrastructure Forward — Investor Presentation, October 2018  69  Credibility  Accessibility  Transparency

 Agenda  Company overview and strategic roadmapBusiness segment highlightsFinancial overview and capital allocation strategyLeadership team  Moving Infrastructure Forward — Investor Presentation, October 2018  70

Environmental, social, and governance impact

Our board and leadership team are committed to ESG impact

Safety and health

Protecting the safety and health of our people guides us in everything we do

- Safety Excellence program rolled out to plants
- Our trench shoring products are used for worker protection in the construction industry



Environment

We are stewards of the environment and committed to sustainability

- A leading producer of wind towers for renewable power generation
- Arcosa headquarters is LEED Gold, Energy Star Certified
- Instituted sustainability program to track environmental metrics



People & communities

Our people contribute to the communities in which they live and work

- Ethics Training and Certification programs
- Extensive community engagement programs
- Talent development program to build the skills and experience of our team



Governance

We are committed to the highest principles of corporate governance

- Chairman and CEO roles are separated
- Management pay linked to performance
- Commitment to disclosure and transparency



71 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Management team

Experienced leadership team with renewed focus on growth



Antonio Carrillo
President & CEO



Scott Beasley
Chief Financial Officer



Reid Essl
Construction Products



Kerry Cole
Energy Equipment



Jess Collins
Transportation Products



Kathryn Collins
Chief HR Officer



Bryan Stevenson
Chief Legal Officer



Mary Henderson
Chief Accounting Officer



Gail Peck
SVP, Finance & Treasurer

72 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Board of directors

Board Members bring diverse expertise and leadership experience



Rhys Best, Non-Executive Chairman of Arcosa

- Current Director of Trinity
- Non-Executive Chairman of MRC Global, Inc.



Antonio Carrillo

- Current Director of Trinity
- Future President and CEO of Arcosa



John Lindsay

- President and CEO of Helmerich & Payne, Inc.



Joe Alvarado

- Former Chairman and CEO of Commercial Metals Company



Jay Craig

- Chief Executive Officer and President of Meritor, Inc.



Douglas Rock

- Current Director of Trinity
- Former Chairman and CEO of Smith International, Inc.



David Biegler

- Current Director of Trinity
- Former Chairman, President and CEO of Southcross Energy Partners GP, LLC.



Ron Gafford

- Current Director of Trinity
- Former President and CEO of Austin Industries, Inc.



Melanie Trent

- Former EVP, General Counsel and Chief Administrative Officer of Rowan Companies plc.

73 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

   Appendix

Leadership bios



Antonio Carrillo
President & CEO

Antonio has extensive experience in the industrial, energy, transportation and construction sectors in the U.S and internationally. Most recently, he was Chief Executive Officer of Mexichem, (BMV:MEXCHEM) , where he led its transformation into a $6 billion industrial products company with operations in 42 countries. Prior to joining Mexichem, Antonio had a 16-year career at Trinity Industries (NYSE:TRN), where he served as Senior Vice President and Group President of the Energy Equipment Group.

In 2014, while CEO of Mexichem, Antonio was elected to Trinity's Board of Directors, where he served on the Finance Committee, and from 2015 until its acquisition in early 2018, he was a Director of Dr Pepper Snapple Group, Inc. (NYSE:DPS), where he served on the Audit Committee.

Antonio has effected many mergers and acquisitions of various sizes and complexities throughout his career. He has served as Professor of Finance at the Instituto Tecnológico Autónomo de México, one of the most prestigious universities in finance and accounting in Mexico. Antonio holds a Master's Degree in Business Administration with a major in finance from the Wharton School of the University of Pennsylvania. He earned his Bachelor's Degree in Mechanical and Electrical Engineering at Universidad Anáhuac in Mexico City.

75 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Leadership bios



Scott Beasley
Chief Financial Officer

Scott Beasley is the Chief Financial Officer at Arcosa, Inc.

Scott joined Trinity Industries in 2014. He served as the Group Chief Financial Officer of the Construction, Energy, Marine, and Components businesses of Trinity Industries from 2016 to 2018. Prior to that role, he served as Vice President of Corporate Strategic Planning for Trinity. Before joining Trinity, Scott was an Associate Partner with McKinsey & Company, where he led client engagements across transportation, energy, and industrial sectors. He began his career as an operations manager for McMaster-Carr Supply Company.

Scott earned a Master of Business Administration from Northwestern University's Kellogg School of Management and a Bachelor of Arts in Economics from Duke University.



Reid Essl
Construction Products

Reid Essl is the President of Construction Products at Arcosa, Inc.

From 2016 to 2018, Reid served as the President of Trinity Construction Materials at Trinity Industries. From 2013 to 2016, Reid served as the Group Chief Financial Officer of the Construction, Energy, Marine, and Components businesses of Trinity Industries. In his 14 years at Trinity Industries, Reid has held a variety of financial, strategic planning, and business development positions. Prior to joining Trinity, Reid worked at MetLife Financial.

Reid earned a Bachelor of Business Administration in Finance from Texas A&M University in College Station and a Master of Business Administration from the University of Texas at Austin.

76 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Leadership bios



Kerry Cole
Energy Equipment

Kerry Cole is the President of Energy Equipment at Arcosa, Inc.

Prior to this role, Kerry joined Trinity Industries in 2000. From 2016 to 2018, he served as President of Trinity Electrical Products which included oversight for Trinity Structural Towers and Trinity Meyer Utility Structures business units. Prior to this role, Kerry served as President of Trinity Structural Towers business unit from 2007 to 2016. From 2000 to 2007, he served in a variety of operations and manufacturing leadership positions spanning Mining and Construction Equipment, Heads, and Structural Bridge business units. Kerry has over 28 years of experience in manufacturing organizations.

Kerry earned a Bachelor of Science in Business Administration from the University of Central Florida.



Jess Collins
Transportation Products

Jess Collins is the President of Transportation Products at Arcosa, Inc.

Prior to this role, Jess served as the President of Trinity Parts and Components which included McConway & Torley, Standard Forged Products, and McKees Rocks Forgings from 2016 to 2018. From 2014 to 2016, he served as President of Trinity Cryogenics. From 2008 to 2013, Jess served as Executive Vice President and Chief Operating Officer at Broadwind Energy serving wind energy, transportation, and infrastructure markets. From 1999 to 2006, he served as President of Trinity Containers, Trinity Heads, and Trinity Structural Towers, and from 1993 to 1998, he held various operational and commercial roles with Trinity Rail and Trinity Marine Products. He began his career with Triumph Group, an aerospace flight control surface manufacturer.

Jess earned a Bachelor of Business Administration in Accounting from the University of Texas at Arlington.

77 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Leadership bios



Kathryn Collins
Chief HR Officer

Kathryn A. Collins is the Chief Human Resources Officer at Arcosa, Inc.

Prior to this role, Kathryn served as the Vice President of Human Resources at Trinity Industries from 2014 to 2018 with responsibilities for Talent Acquisition, Total Rewards, Talent Development, Employee Relations, HR Systems, and HR Compliance. She has over 30 years of experience across manufacturing, software, semi-conductor, defense, and retail industries. She has served in executive and leadership positions at Texas Instruments, JC Penney, RealPage, and Trinity Industries. Kathryn's career spans human resources, corporate communications, and industrial engineering with responsibilities in the Americas, Europe, Asia, and Japan.

Kathryn earned a Master of Business Administration from the University of Dallas, a Master of Science in Organization Development from the University of Texas at Dallas, and a Bachelor of Industrial Engineering from the University of Texas at Arlington. Kathryn is a registered Professional Engineer in the State of Texas.



Bryan Stevenson
Chief Legal Officer

Bryan P. Stevenson is the Chief Legal Officer at Arcosa, Inc.

Prior to this role, Bryan was the Vice President, Associate General Counsel and Corporate Secretary for Trinity Industries from 2015 to 2018, where he was responsible for SEC filings and compliance, stock exchange regulatory compliance, proxy statement preparation, annual shareholder meetings, and corporate governance matters. Prior to joining Trinity, Bryan was Vice President, General Counsel and Secretary for U.S. Auto Parts Network, Inc. from 2011 to 2015, where he oversaw all of the company's legal efforts. Prior to his tenure at U.S. Auto Parts, he served as Vice President, Associate General Counsel for Blockbuster, Inc., which he joined as Senior Corporate Counsel in 2004. Before Bryan joined Blockbuster, he worked in private practice.

Bryan earned his J.D. from Baylor Law School and undergraduate degree from Dallas Baptist University.

78 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Leadership bios



Mary Henderson
Chief Accounting Officer

Mary Henderson is the Chief Accounting Officer at Arcosa, Inc.

Prior to this role, Mary served as Vice President and Chief Accounting Officer of Trinity Industries from 2010 to 2018, responsible for full oversight of the company's day-to-day external and internal accounting, tax, and reporting functions, driving process improvement, and aligning the strategic direction of the teams with the overall strategy of the company. Mary joined Trinity Industries in 2003 and has served in a variety of leadership positions including Corporate Controller, Assistant Corporate Controller, and Director of External Reporting. Mary has more than 30 years of experience and her career spans positions in industrial manufacturing, banking, mortgage operations, and public accounting.

Mary earned a Bachelor of Science in Accounting from Cameron University in Lawton, Oklahoma. She is a Certified Public Accountant licensed in the State of Texas since 1984.



Gail Peck
SVP, Finance & Treasurer

Gail Peck is the Senior Vice President, Finance and Treasurer at Arcosa, Inc.

Prior to this role, Gail served as Vice President, Finance and Treasurer of Trinity Industries. Joining Trinity in 2010, she was responsible for the corporate finance, investor relations, and credit functions. From 2004 to 2009, she served as Vice President and Treasurer for Centex Corporation with responsibilities that spanned corporate-wide capital planning, capital structure management, and financial planning. Prior to Centex, Gail served in a variety of finance roles at American Airlines, and began her career with the Bank of Boston in corporate lending.

Gail earned a Master of Business Administration from the Kenan Flagler Business School at the University of North Carolina, Chapel Hill and a Bachelor of Arts in Economics from Trinity College in Hartford, CT. Ms. Peck is a CFA® charterholder.

79 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

EBITDA reconciliation: Arcosa

$ Millions	2019P Low	2019P High	LTM 6/18	Fiscal Years ended December 31, 2017	2016	2015
Net income	$81.0	$89.0	$89.0	$89.7	$123.0	$135.0
Add:						
Interest expense	$2.0	$2.0	$0.0	$0.0	$0.0	$0.4
Provision/(Benefit) for income taxes	$27.0	$29.0	$25.9	$40.4	$74.2	$84.2
Depreciation & amortization expense	$70.0	$75.0	$67.2	$65.7	$65.6	$67.8
Goodwill Impairment	$0.0	$0.0	$0.0	$0.0	$0.0	$89.5
Net income before interest expense, income taxes, and depreciation and amortization expense	$180.0	$195.0	$182.1	$195.8	$262.8	$376.9

"EBITDA" is defined as net income plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

80 / Moving Infrastructure Forward — Investor Presentation, October 2018

ARCOSA

Adjusted EBITDA reconciliation by Arcosa Segment

$ Millions	LTM 6/18	Fiscal Years ended December 31, 2017	2016	2015
Construction Products Segment				
Operating Profit	$54.8	$53.7	$59.3	$50.4
Add: Depreciation & amortization expense	$20.0	$18.4	$16.0	$15.6
Adjusted EBITDA	$74.8	$72.1	$75.3	$66.0
Energy Equipment Segment				
Operating Profit	$61.7	$78.4	$87.7	$8.4
Add: Depreciation & amortization expense	$30.2	$30.2	$31.7	$32.9
Add: Goodwill Impairment	$0.0	$0.0	$0.0	$89.5
Adjusted EBITDA	$91.9	$108.6	$119.4	$130.8
Transportation Products Segment				
Operating Profit	$39.6	$39.0	$87.3	$197.7
Add: Depreciation & amortization expense	$17.0	$17.1	$17.9	$19.3
Adjusted EBITDA	$56.6	$56.1	$105.2	$217.0
Operating Profit – Corporate	($37.7)	($39.4)	($33.5)	($38.7)
Other, net expense	($3.5)	($1.6)	($3.6)	$1.4
Add: Interest expense	$0.0	$0.0	$0.0	$0.4
EBITDA	$182.1	$195.8	$262.8	$376.9

"Adjusted EBITDA" is defined as segment operating profit plus depreciation and amortization including goodwill impairment charges. "Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by Revenue. Since income taxes and interest expense are not allocated to the segment level, they are not added back in the calculation of adjusted EBITDA. For a reconciliation of EBITDA to net income, see the accompanying EBITDA reconciliation. Adjusted EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe adjusted EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the Adjusted EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

81 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA

Adjusted EBITDA reconciliation: Trinity's Historic Barge Segment

$ Millions

	Fiscal Years ended December 31,				
	2018(P) (1)	2017	2016	2015	2014
Barge (FY14 – FY18(P))					
Operating Profit	$5.1	$6.4	$45.3	$117.0	$114.4
Add: Depreciation & amortization expense	$7.3	$7.3	$8.4	$10.5	$9.3
Adjusted EBITDA	$12.4	$13.7	$53.7	$127.5	$123.7

	Fiscal Years ended December 31,			
Barge (FY10 – FY13)	2013	2012	2011	2010
Operating Profit	$96.0	$124.7	$106.4	$69.0
Add: Depreciation & amortization expense	$8.1	$7.6	$6.4	$5.5
Adjusted EBITDA	$104.1	$132.3	$112.8	$74.5

(1) Based on Trinity Industries guidance provided on 7/26/2018; revenues of $170M and operating profit margin of 3%; depreciation assumed equal to FY 2017 level

"Adjusted EBITDA" is defined as segment operating profit plus depreciation and amortization expense. Since income taxes and interest expense are not allocated to the segment level, they are not added back in the calculation of adjusted EBITDA. For a reconciliation of EBITDA to net income, see the accompanying EBITDA reconciliation. Adjusted EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the adjusted EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe adjusted EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the adjusted EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

82 / Moving Infrastructure Forward — Investor Presentation, October 2018 ARCOSA